Exhibit 99.2

Second Quarter Fiscal 2016
Supplemental Operating and Financial Data
for the Quarter Ended October 31, 2015

CONTACT: Cindy Bradehoft Director of Investor Relations Direct Dial: 952-401-4835 E-Mail: cbradehoft@iret.com	1400 31st Avenue SW, Suite 60 Minot, ND 58701 Tel: 701.837.4738 Fax: 701.838.7785 www.iret.com

Supplemental Financial and Operating Data
Table of Contents
October 31, 2015

Page

Company Background	2

Property Cost by Segment and by State	4

Key Financial Data
Condensed Consolidated Balance Sheets	5
Condensed Consolidated Statements of Operations	6
Funds From Operations	7
Adjusted EBITDA	8

Capital Analysis
Long-Term Mortgage Debt Analysis	9
Long-Term Mortgage Debt Detail	10-11
Capital Analysis	12

Portfolio Analysis
Same-Store Properties Net Operating Income Summary	13
Net Operating Income Detail	14-17
Same-Store Properties and All Properties Occupancy Levels by Segment	18

Tenant Analysis
Multifamily Summary	19
Commercial Leasing Summary	20-22
10 Largest Commercial Tenants - Based on Annualized Base Rent	23
Commercial Lease Expirations	24

Growth and Strategy
Acquisitions and Development Summary	25
Acquisitions and Development Liquidity Profile	26

Definitions	27

Company Background
Second Quarter Fiscal 2016

We are a self-administered, equity real estate investment trust (REIT) investing in a portfolio of income-producing properties located primarily in the upper Midwest.  Our portfolio consists of multifamily; healthcare, including senior housing, and industrial segments.

As of October 31, 2015, we hold for investment a portfolio of 177 properties consisting of 94 multifamily properties, 66 healthcare properties (including senior housing), 7 industrial properties and 10 other commercial properties.   Our common shares, Series A preferred shares and Series B preferred shares are publicly traded on the New York Stock Exchange (NYSE symbols: IRET, IRETPR and IRETPRB, respectively).

Company Snapshot
(as of October 31, 2015)

Company Headquarters	Minot, North Dakota
Fiscal Year-End	April 30
Reportable Segments	Multifamily, Healthcare, Industrial
Total Properties Held for Investment	177
Total Units Held for Investment (multifamily properties)	12,269
Total Square Feet Held for Investment (commercial properties)	4.5 million
Common Shares Outstanding (thousands)	122,798
Limited Partnership Units Outstanding (thousands)	13,890
Common Share Distribution - Quarter/Annualized	$0.13/$0.52
Dividend Yield	6.4%
Total Capitalization (see p.12 for detail)	$2.3 billion

Investor Information
(as of October 31, 2015)

Board of Trustees

Jeffrey L. Miller	Trustee and Chairman
John D. Stewart	Trustee, Vice Chairman, and Chair of Nominating and Governance Committee
Jeffrey K. Woodbury	Trustee, Chair of Audit Committee
Linda J. Hall	Trustee, Chair of Compensation Committee
Jeffrey P. Caira	Trustee
Terrance P. Maxwell	Trustee
Pamela J. Moret	Trustee
Stephen L. Stenehjem	Trustee
Timothy P. Mihalick	Trustee, President and Chief Executive Officer

Management

Timothy P. Mihalick	President and Chief Executive Officer; Trustee
Diane K. Bryantt	Executive Vice President and Chief Operating Officer
Ted E. Holmes	Executive Vice President and Chief Financial Officer
Michael A. Bosh	Executive Vice President, General Counsel and Assistant Secretary
Mark Reiling	Executive Vice President and Chief Investment Officer
Andrew Martin	Senior Vice President, Residential Property Management
Charles A. Greenberg	Senior Vice President, Commercial and Senior Housing Asset Management

Corporate Headquarters:
1400 31st Avenue SW, Suite 60
Post Office Box 1988
Minot, North Dakota 58702-1988

Trading Symbol for Common Shares:  IRET
Stock Exchange Listing:  NYSE

Investor Relations Contact:
Cindy Bradehoft
cbradehoft@iret.com

Common Share Data (NYSE: IRET)

	2nd Quarter Fiscal Year 2016	1st Quarter Fiscal Year 2016	4th Quarter Fiscal Year 2015	3rd Quarter Fiscal Year 2015	2nd Quarter Fiscal Year 2015
High Closing Price	$8.16	$7.44	$8.31	$8.60	$8.59
Low Closing Price	$6.51	$6.93	$7.09	$8.05	$7.49
Average Closing Price	$7.39	$7.22	$7.52	$8.35	$8.11
Closing Price at end of quarter	$8.12	$7.21	$7.17	$8.25	$8.40
Common Share Distributions—annualized	$0.520	$0.520	$0.520	$0.520	$0.520
Closing Dividend Yield - annualized	6.4%	7.2%	7.3%	6.3%	6.2%
Closing common shares outstanding (thousands)	122,798	125,520	124,456	122,134	119,809
Closing limited partnership units outstanding (thousands)	13,890	13,921	14,000	14,398	14,731
Closing market value of outstanding common shares, plus imputed closing market value of outstanding limited partnership units (thousands)	$1,109,907	$1,005,370	$992,729	$1,126,389	$1,130,136

Certain statements in these supplemental disclosures are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from projected results. Such risks, uncertainties and other factors include, but are not limited to: intentions and expectations regarding future distributions on our common shares and units, fluctuations in interest rates, the effect of government regulation, the availability of capital, changes in general and local economic and real estate market conditions, competition, our ability to attract and retain skilled personnel, and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including our Form 10-K for fiscal year 2015. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Second Quarter Fiscal 2016 Acquisition and Development

GrandeVille at Cascade Lake Rochester, MN	Deer Ridge Jamestown, ND

Second Quarter Fiscal 2016

Percentage of Total Property Cost by State for Properties Held for Investment

3.1%
30.9%
44.2%
MT
ND
2.3%
0.2%
4.5%
MN
2.7%
ID
WY
SD
WI
1.7%
6.7%
IA
NE
3.7%
KS

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands)

	10/31/2015	7/31/2015	4/30/2015	1/31/2015	10/31/2014
ASSETS
Real estate investments
Property owned	$1,763,150	$1,618,948	$1,546,367	$2,093,148	$2,013,770
Less accumulated depreciation	(333,570)	(325,536)	(313,308)	(439,153)	(426,545)
	1,429,580	1,293,412	1,233,059	1,653,995	1,587,225
Development in progress	89,843	133,794	153,994	114,005	146,390
Unimproved land	22,485	24,542	25,827	27,675	24,947
Total real estate investments	1,541,908	1,451,748	1,412,880	1,795,675	1,758,562
Assets held for sale	115,428	453,217	463,103	44,259	41,183
Cash and cash equivalents	55,133	44,770	48,970	52,148	52,999
Other investments	329	329	329	329	329
Receivable arising from straight-lining of rents, net of allowance	16,097	15,612	15,617	27,169	27,425
Accounts receivable, net of allowance	4,023	3,650	2,865	5,574	3,719
Real estate deposits	444	6,614	2,489	7,494	4,924
Prepaid and other assets	3,289	2,224	3,174	5,580	2,263
Intangible assets, net of accumulated amortization	25,288	25,179	26,213	28,475	29,745
Tax, insurance, and other escrow	7,440	8,858	10,073	11,277	16,338
Property and equipment, net of accumulated depreciation	1,408	1,464	1,542	1,619	1,598
Goodwill	1,715	1,718	1,718	1,940	1,940
Deferred charges and leasing costs, net of accumulated amortization	9,451	9,290	8,864	19,803	20,445
TOTAL ASSETS	$1,781,953	$2,024,673	$1,997,837	$2,001,342	$1,961,470

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
LIABILITIES
Liabilities held for sale	$145,565	$308,812	$321,393	$0	$0
Accounts payable and accrued expenses	55,460	60,506	56,399	69,901	67,037
Revolving line of credit	17,500	83,500	60,500	50,500	40,500
Mortgages payable	728,973	669,734	668,112	1,006,179	1,013,161
Construction debt and other	128,477	165,873	144,111	132,210	107,731
TOTAL LIABILITIES	1,075,975	1,288,425	1,250,515	1,258,790	1,228,429

REDEEMABLE NONCONTROLLING INTERESTS – CONSOLIDATED REAL ESTATE ENTITIES	7,105	6,361	6,368	6,340	6,373
EQUITY
Investors Real Estate Trust shareholders’ equity
Series A Preferred Shares of Beneficial Interest	27,317	27,317	27,317	27,317	27,317
Series B Preferred Shares of Beneficial Interest	111,357	111,357	111,357	111,357	111,357
Common Shares of Beneficial Interest	936,893	957,707	951,868	935,287	918,221
Accumulated distributions in excess of net income	(455,508)	(452,971)	(438,432)	(430,282)	(420,036)
Total Investors Real Estate Trust shareholders’ equity	620,059	643,410	652,110	643,679	636,859
Noncontrolling interests – Operating Partnership	55,957	56,120	58,325	61,177	63,207
Noncontrolling interests – consolidated real estate entities	22,857	30,357	30,519	31,356	26,602
Total equity	698,873	729,887	740,954	736,212	726,668
TOTAL LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY	$1,781,953	$2,024,673	$1,997,837	$2,001,342	$1,961,470

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in thousands, except per share data)

Six Months Ended	Three Months Ended
OPERATING RESULTS	10/31/2015	10/31/2014	10/31/2015	7/31/2015	4/30/2015	1/31/2015	10/31/2014
Real estate revenue	$101,223	$98,767	$51,305	$49,918	$50,252	$51,976	$50,346
Real estate expenses	38,432	36,016	20,032	18,400	18,699	19,118	17,764
Net operating income	62,791	62,751	31,273	31,518	31,553	32,858	32,582
TRS senior housing revenue	2,003	1,636	965	1,038	921	963	843
TRS senior housing expenses	(1,581)	(1,418)	(812)	(769)	(754)	(825)	(725)
Depreciation/amortization	(28,073)	(25,510)	(14,630)	(13,443)	(13,428)	(12,837)	(13,075)
Administrative expenses	(5,387)	(6,554)	(2,933)	(2,454)	(2,516)	(2,754)	(2,890)
Other expenses	(1,628)	(1,190)	(1,204)	(424)	(332)	(488)	(578)
Impairment of real estate investments	(3,158)	(4,123)	(1,873)	(1,285)	0	(540)	(1,803)
Interest expense	(19,327)	(19,701)	(10,131)	(9,196)	(10,361)	(10,009)	(9,954)
Loss on extinguishment of debt	(106)	0	(106)
Interest and other income	1,272	1,382	665	607	904	670	696
Income before (loss) income on sale of real estate and other investments and income (loss) from discontinued operations	6,806	7,273	1,214	5,592	5,987	7,038	5,096
(Loss) income on sale of real estate and other investments	(175)	(1,762)	0	(175)	6,904	951	1,231
Income from continuing operations	6,631	5,511	1,214	5,417	12,891	7,989	6,327
Income (loss) from discontinued operations	14,773	160	15,463	(690)	971	1,162	(457)
Net income	$21,404	$5,671	$16,677	$4,727	$13,862	$9,151	$5,870

Net (income) loss attributable to noncontrolling interest – Operating Partnership	(1,713)	39	(1,527)	(186)	(908)	(657)	(363)
Net loss (income) attributable to noncontrolling interests – consolidated real estate entities	1,515	(747)	1,516	(1)	(2,201)	(123)	(393)
Net income attributable to Investors Real Estate Trust	21,206	4,963	16,666	4,540	10,753	8,371	5,114
Dividends to preferred shareholders	(5,757)	(5,757)	(2,878)	(2,879)	(2,878)	(2,879)	(2,878)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$15,449	$(794)	$13,788	$1,661	$7,875	$5,492	$2,236

Per Share Data
Earnings (loss) per common share from continuing operations – Investors Real Estate Trust – basic & diluted	$.02	$(.01)	$.00	$.02	$.06	$.04	$.02
Earnings (loss) per common share from discontinued operations – Investors Real Estate Trust – basic & diluted	.10	.00	.11	(.01)	.01	.01	.00
Net income (loss) per common share – basic & diluted	$.12	$(.01)	$.11	$.01	$.07	$.05	$.02

Percentage of Revenues
Real estate expenses	38.0%	36.5%	39.0%	36.9%	37.2%	36.8%	35.3%
Depreciation/amortization	27.7%	25.8%	28.5%	26.9%	26.7%	24.7%	26.0%
Administrative expenses	5.3%	6.6%	5.7%	4.9%	5.0%	5.3%	5.7%
Interest	19.1%	19.9%	19.7%	18.4%	20.6%	19.3%	19.8%
Income (loss) from discontinued operations	14.6%	0.2%	30.1%	(1.4%)	1.9%	2.2%	(0.9%)
Net income	21.1%	5.7%	32.5%	9.5%	27.6%	17.6%	11.7%

Ratios
Adjusted EBITDA(1)/Interest expense	2.19	x	2.39	x	2.08	x	2.28	x	2.41	x	2.53	x	2.48	x
Adjusted EBITDA(1)/Interest expense plus preferred distributions	1.85	x	2.02	x	1.74	x	1.95	x	2.05	x	2.14	x	2.10	x

(1)	See Definitions on page 27. Adjusted EBITDA is a non-GAAP measure; see page 8 for a reconciliation of Adjusted EBITDA to net income.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FUNDS FROM OPERATIONS (unaudited)
(in thousands, except per share and unit data)

	Six Months Ended		Three Months Ended
	10/31/2015	10/31/2014	10/31/2015	7/31/2015	4/30/2015	1/31/2015	10/31/2014
Funds From Operations(1)
Net income attributable to Investors Real Estate Trust	$21,206	$4,963	$16,666	$4,540	$10,753	$8,371	$5,114
Less dividends to preferred shareholders	(5,757)	(5,757)	(2,878)	(2,879)	(2,878)	(2,879)	(2,878)
Net income (loss) available to common shareholders	15,449	(794)	13,788	1,661	7,875	5,492	2,236
Adjustments:
Noncontrolling interests – Operating Partnership	1,713	(39)	1,527	186	908	657	363
Depreciation and amortization of real properyty	33,119	34,661	14,860	18,259	18,083	17,706	17,624
Impairment of real estate investments	3,598	5,565	1,873	1,725	0	540	3,245
(Gain) loss on depreciable property sales	$(23,733)	$1,762	(23,909)	175	(4,890)	(951)	(1,231)
FFO applicable to common shares and Units(2)	30,146	41,155	$8,139	$22,006	$21,976	$23,444	$22,237

FFO per share and unit - basic and diluted	$0.22	$0.31	$0.06	$0.16	$0.16	$0.17	$0.17

Adjusted funds from operations(1)
FFO applicable to common shares and Units	$30,146	$41,155	$8,139	$22,006	$21,976	$23,444	$22,237
Adjustments:
Tenant improvements at same-store(3) properties	(348)	(2,665)	(157)	(191)	(2,939)	(1,984)	(542)
Leasing costs at same-store properties(3)	(395)	(1,247)	(59)	(336)	(684)	(358)	(699)
Recurring capital expenditures(1)(3)	(3,330)	(2,929)	(1,713)	(1,636)	(1,342)	(1,865)	(1,567)
Straight-line rents	(66)	(371)	(309)	242	198	184	(103)
Non-real estate depreciation	180	194	80	101	100	94	96
Acquisition costs(4)	153	104	153	0	112	0	30
Default interest	3,116	0	1,567	1,550	528	0	0
Loss on extinguishment of debt	7,226	0	7,226	0	0	0	0
Share-based compensation expense	605	1,675	539	66	280	260	601
AFFO applicable to common shares and Units	$37,287	$35,916	$15,466	$21,802	$18,229	$19,775	$20,053

AFFO per share and unit - basic and diluted	$0.27	$0.27	$0.11	$0.16	$0.13	$0.15	$0.15

Weighted average shares and units	138,686	132,598	138,565	138,806	137,412	135,315	133,295

(1)	See Definitions on page 27.
(2)	Excluding loss on extinguishment of debt and default interest, FFO would have been $16.9 million and $0.12 per share and unit for the three months ended October 31, 2015 and $40.5 million and $0.29 per share and unit for the six months ended October 31, 2015.
(3)	Quarterly information is for properties in the same-store pool at that point in time; consequently, quarterly numbers may not total to year-to-date numbers
(4)	Six months ended 10/31/14 and three months ended 7/31/15, 4/30/15, 1/31/15 and 10/31/14 revised to include acquisition costs.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
ADJUSTED EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (ADJUSTED EBITDA) (unaudited)
(in thousands)

	Six Months Ended		Three Months Ended
	10/31/2015	10/31/2014	10/31/2015	7/31/2015	4/30/2015	1/31/2015	10/31/2014
Adjusted EBITDA(1)
Net income attributable to Investors Real Estate Trust	$21,206	$4,963	$16,666	$4,540	$10,753	$8,371	$5,114
Adjustments:
Noncontrolling interests – Operating Partnership	1,713	(39)	1,527	186	908	657	363
Income before noncontrolling interests – Operating Partnership	22,919	4,924	18,193	4,726	11,661	9,028	5,477
Add:
Interest expense	28,723	29,263	13,762	14,961	15,162	14,595	14,599
Loss on extinguishment of debt	7,226	0	7,226	0	0	0	0
Depreciation/amortization related to real estate investments	31,972	33,012	14,461	17,511	17,266	16,834	16,814
Amortization related to non-real estate investments	1,237	1,712	442	795	867	916	840
Amortization related to real estate revenues(2)	92	131	38	54	50	50	66
Impairment of real estate investments	3,598	5,565	1,873	1,725	0	540	3,245
Less:
Interest income	(1,121)	(1,120)	(565)	(556)	(557)	(561)	(560)
(Gain) loss on sale of real estate and other investments	(24,505)	1,762	(24,680)	175	(4,890)	(951)	(1,231)
Adjusted EBITDA	$70,141	$75,249	30,750	39,391	39,559	40,451	39,250

(1)	See Definitions on page 27.
(2)	Included in real estate revenue in the Statement of Operations.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT* ANALYSIS
(in thousands)

Debt Maturity Schedule
Annual Expirations

Total Mortgage Debt*

	Future Maturities of Mortgage Debt
Fiscal Year	Fixed Debt	Variable Debt	Total Debt	Weighted Average(1)	% of Total Debt
2016 (remainder)	$48,580	$0	$48,580	3.32%	6.7%
2017	17,699	7,500	25,199	4.92%	3.5%
2018	17,954	13,000	30,954	4.32%	4.2%
2019	35,607	15,210	50,817	5.14%	7.0%
2020	111,090	54,116	165,206	5.44%	22.7%
2021	119,936	0	119,936	5.08%	16.4%
2022	110,098	0	110,098	5.59%	15.1%
2023	41,116	0	41,116	4.25%	5.6%
2024	65,232	0	65,232	4.28%	9.0%
2025	19,607	0	19,607	4.04%	2.7%
Thereafter	52,228	0	52,228	4.13%	7.1%
Total maturities	$639,147	$89,826	$728,973	4.87%	100.0%

(1)	Weighted average interest rate of debt that matures in fiscal year.

	10/31/2015	7/31/2015	4/30/2015	1/31/2015(1)	10/31/2014(1)
Balances Outstanding
Mortgage
Fixed rate	$639,147	$619,166	$629,770	$927,724	$949,002
Variable rate	89,826	50,568	38,342	78,455	64,159
Mortgage total	$728,973	$669,734	$668,112	$1,006,179	$1,013,161

Weighted Average Interest Rates Secured	4.87%	4.89%	4.95%	5.17%	5.26%

(1)	Periods have not been restated to exclude mortgages held for sale.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT* DETAIL AS OF OCTOBER 31, 2015
(in thousands)

Property	Maturity Date	Fiscal 2016	Fiscal 2017	Fiscal 2018	Fiscal 2019	Thereafter	Total(1)

Multifamily
Regency Park Estates - St Cloud, MN	1/1/2016	6,604	0	0	0	0	6,604
Pebble Springs – Bismarck, ND	7/1/2016	0	748	0	0	0	748
Southview – Minot, ND	7/1/2016	0	1,023	0	0	0	1,023
Homestead Gardens I – Rapid City, SD	7/11/2016	0	6,556	0	0	0	6,556
River Ridge – Bismarck, ND	6/30/2017	0	0	13,000	0	0	13,000
Evergreen II – Isanti, MN	11/1/2017	0	0	2,044	0	0	2,044
Ponds – Sartell, MN	11/1/2017	0	0	3,801	0	0	3,801
Homestead Gardens II - Rapid City, SD	6/1/2018	0	0	0	3,118	0	3,118
Plaza - Minot, ND	8/1/2018	0	0	0	5,281	0	5,281
Greenfield - Omaha, NE	2/1/2019	0	0	0	3,528	0	3,528
Brooklyn Heights - Minot, ND	4/1/2019	0	0	0	665	0	665
Colton Heights - Minot, ND	4/1/2019	0	0	0	374	0	374
Pines - Minot, ND	4/1/2019	0	0	0	107	0	107
Summit Park - Minot, ND	4/1/2019	0	0	0	923	0	923
Terrace Heights - Minot, ND	4/1/2019	0	0	0	154	0	154
Summary of Debt due after Fiscal 2019		0	0	0	0	427,121	427,121
Sub-Total Multifamily		$6,604	$8,327	$18,845	$14,150	$427,121	$475,047

Healthcare
Edgewood Vista – Fargo, ND	2/25/2016	11,555	0	0	0	0	11,555
Edgewood Vista – Fremont, NE	2/25/2016	539	0	0	0	0	539
Edgewood Vista – Hastings, NE	2/25/2016	555	0	0	0	0	555
Edgewood Vista – Hermantown I, MN	2/25/2016	14,877	0	0	0	0	14,877
Edgewood Vista – Kalispell, MT	2/25/2016	556	0	0	0	0	556
Edgewood Vista – Missoula, MT	2/25/2016	790	0	0	0	0	790
Edgewood Vista – Omaha, NE	2/25/2016	352	0	0	0	0	352
Edgewood Vista – Virginia, MN	2/25/2016	12,655	0	0	0	0	12,655
Airport Medical – Bloomington, MN	6/1/2016	0	251	0	0	0	251
Park Dental – Brooklyn Center, MN	6/1/2016	0	144	0	0	0	144
Sartell 2000 23rd St S – Sartell, MN	12/1/2016	0	1,136	0	0	0	1,136
Billings 2300 Grant Road – Billings, MT	12/31/2016	0	1,106	0	0	0	1,106
Missoula 3050 Great Northern Ave – Missoula, MT	12/31/2016	0	1,136	0	0	0	1,136
High Pointe Health Campus – Lake Elmo, MN	4/1/2017	0	7,500	0	0	0	7,500
Edgewood Vista – Billings, MT	4/10/2017	0	1,754	0	0	0	1,754
Edgewood Vista – East Grand Forks, MN	4/10/2017	0	2,671	0	0	0	2,671
Edgewood Vista – Sioux Falls, SD	4/10/2017	0	1,005	0	0	0	1,005
St Michael Clinic – St. Michael, MN	4/1/2018	0	0	1,766	0	0	1,766
Garden View Medical – St. Paul, MN	6/30/2018	0	0	0	6,890	0	6,890
Ritchie Medical Plaza – St. Paul, MN	6/30/2018	0	0	0	8,320	0	8,320
Spring Creek - American Falls - American Falls, ID	9/1/2018	0	0	0	2,022	0	2,022
Spring Creek - Eagle - Eagle, ID	9/1/2018	0	0	0	1,860	0	1,860
Spring Creek - Meridian - Meridian, ID	9/1/2018	0	0	0	3,073	0	3,073
Spring Creek - Soda Springs - Soda Springs, ID	9/1/2018	0	0	0	728	0	728

 INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT* DETAIL AS OF APRIL 30, 2015 (continued)
(in thousands)

Property	Maturity Date	Fiscal 2016	Fiscal 2017	Fiscal 2018	Fiscal 2019	Thereafter	Total(1)

Healthcare - continued
Health East St John & Woodwinds - Maplewood & Woodbury, MN	2/1/2019	$0	$0	$0	$6,527	$0	$6,527
Summary of Debt due after Fiscal 2019		0	0	0	0	141,017	141,017
Sub-Total Healthcare		$41,879	$16,703	$1,766	$29,420	$141,017	$230,785

Industrial
Stone Container - Fargo, ND	12/1/2015	44	0	0	0	0	44
Stone Container - Fargo, ND	12/1/2015	53	0	0	0	0	53
Urbandale 3900 106th Street – Urbandale, IA	7/5/2017	0	0	10,343	0	0	10,343
Summary of Debt due after Fiscal 2019		0	0	0	0	1,555	1,555
Sub-Total Industrial		$97	$0	$10,343	$0	$1,555	$11,995

All Other
Plaza 16 - Minot, ND	8/1/2018	0	0	0	7,008	0	7,008
Summary of Debt due after Fiscal 2019		0	0	0	0	3,730	3,730
Sub-Total All Other		$0	$0	$0	$7,008	$3,730	$10,738

Total		$48,580	$25,030	$30,954	$50,578	$573,423	$728,565

*	Mortgage debt does not include our multi-bank line of credit or construction loans. The line of credit has a maturity date of September 1, 2017. As of October 31, 2015, we had borrowings of $17.5 million outstanding under this line. Construction loans and other debt totaled $128.4 million as of October 31, 2015.
(1)	Totals are principal balances as of October 31, 2015.

 INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CAPITAL ANALYSIS
(in thousands, except per share and unit amounts)

	Three Months Ended
	10/31/2015	7/31/2015	4/30/2015	1/31/2015	10/31/2014
Equity Capitalization
Common shares outstanding	122,798	125,520	124,456	122,134	119,809
Operating partnership (OP) units outstanding	13,890	13,921	14,000	14,398	14,731
Total common shares and OP units outstanding	136,688	139,441	138,456	136,532	134,540
Market price per common share (closing price at end of period)	$8.12	$7.21	$7.17	$8.25	$8.40
Equity capitalization-common shares and OP units	$1,109,907	$1,005,370	$992,730	$1,126,389	$1,130,136
Recorded book value of preferred shares	$138,674	$138,674	$138,674	$138,674	$138,674
Total equity capitalization	$1,248,581	$1,144,044	$1,131,404	$1,265,063	$1,268,810

Debt Capitalization
Total debt	$1,007,825	$1,211,621	$1,178,851	$1,188,218	$1,160,628
Total capitalization	$2,256,406	$2,355,665	$2,310,255	$2,453,281	$2,429,438

Total debt to total capitalization	0.45:1	0.51:1	0.51:1	0.48:1	0.48:1

	Six Months Ended				Three Months Ended
	10/31/2015		10/31/2014		10/31/2015		7/31/2015		4/30/2015		1/31/2015		10/31/2014
Earnings to fixed charges(1)	1.15	x	1.09	x	1.12	x	1.18	x	1.57	x	1.41	x	1.30	x
Earnings to combined fixed charges and preferred distributions(1)	(2)		(3)		(4)		1.01	x	1.34	x	1.19	x	1.10	x
Debt service coverage ratio(1)	1.56	x	1.64	x	1.49	x	1.63	x	1.64	x	1.70	x	1.71	x

Distribution Data
Common shares and units outstanding at record date	139,540		133,527		139,540		138,576		137,596		135,490		133,527
Total common distribution paid	$36,151		$34,362		$18,136		$18,015		$17,879		$17,613		$17,358
Common distribution per share and unit	$.2600		$.2600		$.1300		$.1300		$.1300		$.1300		$.1300
Payout ratio (FFO per share and unit basis)(1)	118.2%		83.9%		216.7%		81.3%		81.3%		76.5%		76.5%
Payout ratio (AFFO per share and unit basis)(1)	96.3%		96.3%		118.2%		81.3%		100.0%		86.7%		86.7%

(1)	See Definitions on page 27.
(2)	Due to non-cash asset impairment and loss on sale charges of $3.3 million in the six months ended October 31, 2015, earnings were inadequate to cover combined fixed charges and preferred distributions by approximately $865,000. Excluding the asset impairment and loss on sale charges, the ratio of earnings to combined fixed charges and preferred distributions would have been 1.07 for the six months ended October 31, 2015.
(3)	Due to non-cash asset impairment and loss on sale charges of $7.3 million in the six months ended October 31, 2014, earnings were inadequate to cover combined fixed charges and preferred distributions by $3.0 million. Excluding the asset impairment and loss on sale charges, the ratio of earnings to combined fixed charges and preferred distributions would have been 1.12 for the six months ended October 31, 2014.
(4)	Due to non-cash asset impairment and loss on sale charges of $1.9 million in the three months ended October 31, 2015, earnings were inadequate to cover combined fixed charges and preferred distributions by $1.1 million. Excluding the asset impairment and loss on sale charges, the ratio of earnings to combined fixed charges and preferred distributions would have been 1.04 for the three months ended October 31, 2015.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
SAME-STORE PROPERTIES NET OPERATING INCOME SUMMARY
(in thousands)

	Same-Store Properties(1)			Same-Store Properties(1)
	Three Months Ended October 31			Six Months Ended October 31
Segment	2015	2014	% Change	2015	2014	% Change
Multi-Family Residential	$13,676	$15,324	(10.8)%	$28,091	$29,775	(5.7)%
Healthcare	11,423	11,538	(1.0)%	22,801	22,698	0.5%
Industrial	1,293	1,253	3.2%	2,552	2,406	6.1%
All Other	722	626	15.3%	1,574	1,327	18.6%
	$27,114	$28,741	(5.7)%	$55,018	$56,206	(2.1)%

(1)	See list of properties excluded from same-store properties on page ii.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Three Months Ended October 31, 2015
	Reporting Segments
	Multifamily	Healthcare	Industrial	All Other	Corporate and Other	Total
Real estate rental revenue
Same-store(1)	$25,973	$15,323	$1,580	$1,065	$0	$43,941
Non-same-store	6,134	1,056	60	114	0	7,364
Total	32,107	16,379	1,640	1,179	0	51,305

Real estate expenses
Same-store(1)	12,297	3,900	287	343	0	16,827
Non-same-store	2,921	263	2	19	0	3,205
Total	15,218	4,163	289	362	0	20,032

Net operating income (NOI)
Same-store(1)	13,676	11,423	1,293	722	0	27,114
Non-same-store	3,213	793	58	95	0	4,159
Net operating income	$16,889	$12,216	$1,351	$817	$0	$31,273

Reconciliation of NOI to net (loss) income available to common shareholders
TRS senior housing revenue, net of expenses	$0	$0	$0	$0	$153	$153
Depreciation/amortization	(8,568)	(5,074)	(447)	(461)	(80)	(14,630)
Administrative expenses	0	0	0	0	(2,933)	(2,933)
Other expenses	0	0	0	0	(1,204)	(1,204)
Impairment of real estate investments	(1,873)	0	0	0	0	(1,873)
Interest expense	(6,594)	(3,540)	(233)	(163)	399	(10,131)
Loss on extinguishment of debt	(93)	0	0	(13)	0	(106)
Interest and other income	0	0	0	0	665	665
(Loss) income from continuing operations	(239)	3,602	671	180	(3,000)	1,214
(Loss) income from discontinued operations	0	(1,060)	0	16,523	0	15,463
Net (loss) income	(239)	2,542	671	16,703	(3,000)	16,677
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	(1,527)	(1,527)
Net loss attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	1,516	1,516
Net (loss) income attributable to Investors Real Estate Trust	(239)	2,542	671	16,703	(3,011)	16,666
Dividends to preferred shareholders	0	0	0	0	(2,878)	(2,878)
NET (LOSS) INCOME AVAILABLE TO COMMON SHAREHOLDERS	$(239)	$2,542	$671	$16,703	$(5,889)	$13,788

(1)	See list of properties excluded from same-store properties on page ii.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Three Months Ended October 31, 2014
	Reporting Segments
	Multifamily	Healthcare	Industrial	All Other	Corporate and Other	Total
Real estate rental revenue
Same-store(1)	$26,161	$15,507	$1,556	$1,030	$0	$44,254
Non-same-store	3,433	824	37	1,798	0	6,092
Total	29,594	16,331	1,593	2,828	0	50,346

Real estate expenses
Same-store(1)	10,837	3,969	303	404	0	15,513
Non-same-store	1,327	142	(31)	813	0	2,251
Total	12,164	4,111	272	1,217	0	17,764

Net operating income (NOI)
Same-store(1)	15,324	11,538	1,253	626	0	28,741
Non-same-store	2,106	682	68	985	0	3,841
Net operating income	$17,430	$12,220	$1,321	$1,611	$0	$32,582

Reconciliation of NOI to net income (loss) available to common shareholders
TRS senior housing revenue, net of expenses	$0	$0	$0	$0	$118	$118
Depreciation/amortization	(6,293)	(4,968)	(390)	(1,314)	(110)	(13,075)
Administrative expenses	0	0	0	0	(2,890)	(2,890)
Other expenses	0	0	0	0	(578)	(578)
Impairment of real estate investments	0	0	0	(1,803)	0	(1,803)
Interest expense	(5,621)	(3,691)	(202)	(521)	81	(9,954)
Interest and other income	0	0	0	0	696	696
Income (loss) before gain (loss) on sale of real estate and other investments and loss from discontinued operations	5,516	3,561	729	(2,027)	(2,683)	5,096
Gain (loss) on sale of real estate and other investments	1,418	0	0	(169)	(18)	1,231
Income (loss) from continuing operations	6,934	3,561	729	(2,196)	(2,701)	6,327
Loss from discontinued operations	0	(10)	0	(447)	0	(457)
Net income (loss)	6,934	3,551	729	(2,643)	(2,701)	5,870
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	(363)	(363)
Net income attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	(393)	(393)
Net income (loss) attributable to Investors Real Estate Trust	6,934	3,551	729	(2,643)	(3,457)	5,114
Dividends to preferred shareholders	0	0	0	0	(2,878)	(2,878)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$6,934	$3,551	$729	$(2,643)	$(6,335)	$2,236

(1)	See list of properties excluded from same-store properties on page ii.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Six Months Ended October 31, 2015
	Reporting Segments
	Multifamily	Healthcare	Industrial	All Other	Corporate and Other	Total
Real estate rental revenue
Same-store(1)	$51,889	$30,430	$3,152	$2,136	$0	$87,607
Non-same-store	11,598	1,655	110	253	0	13,616
Total	63,487	32,085	3,262	2,389	0	101,223

Real estate expenses
Same-store(1)	23,798	7,629	600	562	0	32,589
Non-same-store	5,344	366	83	50	0	5,843
Total	29,142	7,995	683	612	0	38,432

Net operating income (NOI)
Same-store(1)	28,091	22,801	2,552	1,574	0	55,018
Non-same-store	6,254	1,289	27	203	0	7,773
Net operating income	$34,345	$24,090	$2,579	$1,777	$0	$62,791

Reconciliation of NOI to net income (loss) available to common shareholders
TRS senior housing revenue, net of expenses	$0	$0	$0	$0	$422	$422
Depreciation/amortization	(16,161)	(9,903)	(907)	(921)	(181)	(28,073)
Administrative expenses	0	0	0	0	(5,387)	(5,387)
Other expenses	0	0	0	0	(1,628)	(1,628)
Impairment of real estate investments	(1,873)	0	0	0	(1,285)	(3,158)
Interest expense	(12,517)	(7,049)	(466)	(324)	1,029	(19,327)
Loss on extinguishment of debt	(93)	0	0	(13)	0	(106)
Interest and other income	0	0	0	0	1,272	1,272
Income (loss) before loss on sale of real estate and other investments and (loss) income from discontinued operations	3,701	7,138	1,206	519	(5,758)	6,806
Loss on sale of real estate and other investments	0	0	0	(175)	0	(175)
Income (loss) from continuing operations	3,701	7,138	1,206	344	(5,758)	6,631
(Loss) income from discontinued operations	0	(1,072)	0	15,845	0	14,773
Net income (loss)	3,701	6,066	1,206	16,189	(5,758)	21,404
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	(1,713)	(1,713)
Net loss attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	1,515	1,515
Net income (loss) attributable to Investors Real Estate Trust	3,701	6,066	1,206	16,189	(5,956)	21,206
Dividends to preferred shareholders	0	0	0	0	(5,757)	(5,757)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$3,701	$6,066	$1,206	$16,189	$(11,713)	$15,449

(2)	See list of properties excluded from same-store properties on page ii.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Six Months Ended October 31, 2014
	Reporting Segments
	Multifamily	Healthcare	Industrial	All Other	Corporate and Other	Total
Real estate rental revenue
Same-store(1)	$51,811	$30,880	$3,053	$2,124	$0	$87,868
Non-same-store	5,510	1,653	110	3,626	0	10,899
Total	57,321	32,533	3,163	5,750	0	98,767

Real estate expenses
Same-store(1)	22,036	8,182	647	797	0	31,662
Non-same-store	2,346	287	74	1,647	0	4,354
Total	24,382	8,469	721	2,444	0	36,016

Net operating income (NOI)
Same-store(1)	29,775	22,698	2,406	1,327	0	56,206
Non-same-store	3,164	1,366	36	1,979	0	6,545
Net operating income	$32,939	$24,064	$2,442	$3,306	$0	$62,751

Reconciliation of NOI to net income (loss) available to common shareholders
TRS senior housing revenue, net of expenses	$0	$0	$0	$0	$218	$218
Depreciation/amortization	(12,218)	(9,978)	(781)	(2,338)	(195)	(25,510)
Administrative expenses	0	0	0	0	(6,554)	(6,554)
Other expenses	0	0	0	0	(1,190)	(1,190)
Impairment of real estate investments	0	0	0	(3,369)	(754)	(4,123)
Interest expense	(11,066)	(7,359)	(405)	(1,055)	184	(19,701)
Interest and other income	0	0	0	0	1,382	1,382
Income (loss) before gain (loss) on sale of real estate and other investments and (loss) income from discontinued operations	9,655	6,727	1,256	(3,456)	(6,909)	7,273
Gain (loss) on sale of real estate and other investments	1,418	0	(1,793)	(1,369)	(18)	(1,762)
Income (loss) from continuing operations	11,073	6,727	(537)	(4,825)	(6,927)	5,511
(Loss) income from discontinued operations	0	(29)	0	189	0	160
Net income (loss)	11,073	6,698	(537)	(4,636)	(6,927)	5,671
Net loss attributable to noncontrolling interests – Operating Partnership	0	0	0	0	39	39
Net income attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	(747)	(747)
Net income (loss) attributable to Investors Real Estate Trust	11,073	6,698	(537)	(4,636)	(7,635)	4,963
Dividends to preferred shareholders	0	0	0	0	(5,757)	(5,757)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$11,073	$6,698	$(537)	$(4,636)	$(13,392)	$(794)

(1)	See list of properties excluded from same-store properties on page ii.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
SAME-STORE PROPERTIES AND ALL PROPERTIES OCCUPANCY LEVELS BY SEGMENT
October 31, 2015 vs. October 31, 2014

Segments	Same-Store Properties		All Properties
	October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2014
Multifamily	95.4%	96.0%	91.9%	94.6%
Healthcare	96.0%	96.1%	94.9%	96.1%
Industrial	100.0%	100.0%	84.3%	100.0%

Same-Store Occupancy Levels by Segment
100.0%
95.0%
90.0%
85.0%
80.0%
75.0%
Multifamily
Healthcare
Industrial
October 31, 2015
October 31, 2014

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
MULTIFAMILY SUMMARY(1)
	Three Months Ended
	10/31/15	07/31/15	04/30/15	01/31/15	10/31/14
Number of Units
Same-Store	9,877	10,268	9,895	9,895	9,895
Non-Same-Store	2,783	1,759	1,949	1,870	1,397
All Properties	12,660	12,027	11,844	11,765	11,292

Average Investment Per Unit
Same-Store	$72,308	$69,992	$66,741	$66,466	$66,233
Non-Same-Store	134,136	149,281	146,337	143,999	133,763
All Properties	$84,701	$81,180	$79,617	$77,723	$74,190

Average Scheduled Rent(2) per Unit
Same-Store	$885	$861	$843	$841	$835
Non-Same-Store	1,218	1,445	1,452	1,390	1,320
All Properties	$952	$944	$942	$920	$892

Total Receipts per Unit(3)
Same-Store	$877	$848	$838	$835	$844
Non-Same-Store	826	1,037	1,062	1,087	1,121
All Properties	$866	$875	$874	$871	$877

Total Recurring Capital Expenditures(2) per Unit	$173	$159	$136	$119	$158

Occupancy
Same-Store	95.4%	93.5%	94.7%	94.0%	95.6%
Non-Same-Store	79.5%	77.7%	78.6%	77.1%	87.6%
All Properties	91.9%	91.2%	92.0%	91.3%	94.6%

Operating Expenses as a % of Scheduled Rent
Same-Store	47.1%	44.4%	44.2%	46.0%	43.7%
Non-Same-Store	39.9%	31.9%	30.0%	27.0%	28.8%
All Properties	45.2%	41.7%	40.7%	41.8%	41.1%

(1)	Previously reported amounts are not revised for discontinued operations or changes in the composition of the same-store properties pool.
(2)	See Definitions on page 27.
(3)	Includes vacant units.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
COMMERCIAL LEASING SUMMARY (Same-Store Properties)

Commercial Leasing Activity

During fiscal year 2016, we have executed new and renewal commercial leases for our same-store rental properties on 258,027 square feet for the three months ended October 31, 2015 and 319,399 square feet for the six months ended October 31, 2015.  Due to our leasing efforts, occupancy in our same-store healthcare and industrial portfolios has remained strong at 97.1% as of October 31, 2015, compared to 97.1% as of October 31, 2014.

The total leasing activity for our same-store healthcare and industrial properties, expressed in square feet of leases signed during the period, and the resulting occupancy levels, are as follows:

Three Months Ended October 31, 2015 and 2014

	Square Feet of New Leases(1)		Square Feet of Leases Renewed(1)		Total Square Feet of Leases Executed(1)		Occupancy
Segments	2015	2014	2015	2014	2015	2014	2015	2014
Healthcare	2,831	2,632	60,121	61,672	62,952	64,304	96.0%	96.1%
Industrial	0	0	195,075	0	195,075	0	100.0%	100.0%
Total	2,831	2,632	255,196	61,672	258,027	64,304	97.1%	97.1%

(1)	The leasing activity presented is based on leases signed or executed for our same-store rental properties during the period and is not intended to coincide with the commencement of rental revenue in accordance with US GAAP. Prior periods reflect amounts previously reported and exclude retroactive adjustments for properties reclassified to discontinued operations or non-same-store in the current period.

Six Months Ended October 31, 2015 and 2014

	Square Feet of New Leases(1)		Square Feet of Leases Renewed(1)		Total Square Feet of Leases Executed(1)		Occupancy
Segments	2015	2014	2015	2014	2015	2014	2015	2014
Healthcare	4,455	11,579	106,543	100,688	110,998	112,267	96.0%	96.1%
Industrial	0	0	208,401	0	208,401	0	100.0%	100.0%
Total	4,455	11,579	314,944	100,688	319,399	112,267	97.1%	97.1%

(1)	The leasing activity presented is based on leases signed or executed for our same-store rental properties during the period and is not intended to coincide with the commencement of rental revenue in accordance with US GAAP. Prior periods reflect amounts previously reported and exclude retroactive adjustments for properties reclassified to discontinued operations or non-same-store in the current period.

New Leases

The following table sets forth the average effective rents and the estimated costs of tenant improvements and leasing commissions, on a per square foot basis, that we are obligated to fulfill under the new leases signed for our same-store healthcare and industrial properties:

Three Months Ended October 31, 2015 and 2014

	Square Feet of New Leases(1)		Average Term in Years		Average Effective Rent(2)		Estimated Tenant Improvement Cost per Square Foot(1)		Leasing Commissions per Square Foot(1)
	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014
Healthcare	2,831	2,632	2.5	3.4	19.52	19.89	24.15	9.25	2.01	0
Industrial	0	0	0	0	0	0	0	0	0	0
Total	2,831	2,632	2.5	3.4	$19.52	$19.89	$24.15	$9.25	$2.01	$0

(1)	The leasing activity presented is based on leases signed or executed for our same-store rental properties during the period and is not intended to coincide with the commencement of rental revenue in accordance with US GAAP. Prior periods reflect amounts previously reported and exclude retroactive adjustments for properties reclassified to discontinued operations or non-same-store in the current period. Tenant improvements and leasing commissions presented are based on square feet leased during the period.

(2)	Effective rents represent average annual base rental payments, on a straight-line basis for the term of each lease, excluding operating expense reimbursements. The underlying leases contain various expense structures including gross, modified gross, net and triple net.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
COMMERCIAL LEASING SUMMARY (Same-Store Properties)

Six Months Ended October 31, 2015 and 2014

	Square Feet of New Leases(1)		Average Term in Years		Average Effective Rent(2)		Estimated Tenant Improvement Cost per Square Foot(1)		Leasing Commissions per Square Foot(1)
	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014
Healthcare	4,455	11,579	7.2	5.5	21.02	20.82	28.11	25.05	4.92	7.03
Industrial	0	0	0	0	0	0	0	0	0	0
Total	4,455	11,579	7.2	5.5	$21.02	$20.82	$28.11	$25.05	$4.92	$7.03

(1)	The leasing activity presented is based on leases signed or executed for our same-store rental properties during the period and is not intended to coincide with the commencement of rental revenue in accordance with US GAAP. Prior periods reflect amounts previously reported and exclude retroactive adjustments for properties reclassified to discontinued operations or non-same-store in the current period. Tenant improvements and leasing commissions presented are based on square feet leased during the period.
(2)	Effective rents represent average annual base rental payments, on a straight-line basis for the term of each lease, excluding operating expense reimbursements. The underlying leases contain various expense structures including gross, modified gross, net and triple net.

Lease Renewals

The following table summarizes our lease renewal activity within our same-store healthcare and industrial segments (square feet data in thousands):

Three Months Ended October 31, 2015 and 2014

	Square Feet of Leases Renewe(1)		Percent of Expiring Leases Renewed(2)		Average Term in Years		Weighted Average Growth (Decline) in Effective Rents(3)		Estimated Tenant Improvement Cost per Square Foot(1)		Leasing Commissions per Square Foot(1)
	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014
Healthcare	60,121	61,672	86.3%	38.0%	3.7	5.6	(2.1%)	(8.5%)	7.05	11.77	0.95	0.46
Industrial	195,075	0	100.0%	0%	5.0	0	19.2%	0%	0.56	0	0	0
Total	255,196	61,672	94.6%	38.0%	3.9	5.6	8.1%	(8.5%)	$2.09	$11.77	$0.22	$0.46

(1)	The leasing activity presented is based on leases signed or executed for our same-store rental properties during the period and is not intended to coincide with the commencement of rental revenue in accordance with US GAAP. Prior periods reflect amounts previously reported and exclude retroactive adjustments for properties reclassified to discontinued operations or non-same-store in the current period. Tenant improvements and leasing commissions are based on square feet leased during the period.
(2)	Renewal percentage of expiring leases is based on square footage of renewed leases and not the number of leases renewed. The category of renewed leases does not include leases that have become month-to-month leases, as the month-to-month leases are considered lease amendments.
(3)	Represents the percentage change in effective rent between the original leases and the renewal leases. Effective rents represent average annual base rental payments, on a straight-line basis for the term of each lease, excluding operating expense reimbursements. The underlying leases contain various expense structures including gross, modified gross, net and triple net.

Six Months Ended October 31, 2015 and 2014

	Square Feet of Leases Renewed(1)		Percent of Expiring Leases Renewed(2)		Average Term in Years		Weighted Average Growth (Decline) in Effective Rents(3)		Estimated Tenant Improvement Cost per Square Foot(1)		Leasing Commissions per Square Foot(1)
	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014
Healthcare	106,543	100,688	86.4%	61.3%	5.4	5.6	6.0%	(3.9%)	10.62	9.16	3.28	1.06
Industrial	208,401	0	100.0%	0%	5.0	0	18.1%	0%	0.59	0	0.07	0
Total	314,399	100,688	93.3%	61.3%	5.3	5.6	10.2%	(3.9%)	$3.98	$9.16	$1.21	$1.06

(1)	The leasing activity presented is based on leases signed or executed for our same-store rental properties during the period and is not intended to coincide with the commencement of rental revenue in accordance with US GAAP. Prior periods reflect amounts previously reported and exclude retroactive adjustments for properties reclassified to discontinued operations or non-same-store in the current period. Tenant improvements and leasing commissions are based on square feet leased during the period.
(2)	Renewal percentage of expiring leases is based on square footage of renewed leases and not the number of leases renewed. The category of renewed leases does not include leases that have become month-to-month leases, as the month-to-month leases are considered lease amendments.
(3)	Represents the percentage change in effective rent between the original leases and the renewal leases. Effective rents represent average annual base rental payments, on a straight-line basis for the term of each lease, excluding operating expense reimbursements. The underlying leases contain various expense structures including gross, modified gross, net and triple net.

Our ability to maintain or increase occupancy rates is a principal driver of maintaining and increasing the average effective rents in our commercial segments.  The increase in the average growth in effective rents for the industrial segment for the three months ended October 31, 2015 and the six months ended October 31, 2015 when compared to the same periods in the prior fiscal year is due to a 195,075 square foot lease renewal executed at our Stone Container property in Fargo, North Dakota.  This lease was renewed at a 19.2% increase in effective rent primarily due to improved market conditions in the property location.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
COMMERCIAL LEASING SUMMARY (Same-Store Properties)

Lease Expirations

Our ability to maintain and improve occupancy rates, and base rents, primarily depends upon our continuing ability to re-lease expiring space. The following table reflects the in-service portfolio lease expiration schedule of our consolidated healthcare and industrial properties, including square footage and annualized base rent for expiring leases, as of October 31, 2015.

Fiscal Year of Lease Expiration	# of Leases	Square Footage of Expiring Leases(2)	Percentage of Total Commercial Segments Leased Square Footage	Annualized Base Rent of Expiring Leases at Expiration(3)	Percentage of Total Commercial Segments Annualized Base Rent
2016 (remainder)(1)	37	593,167	15.0%	$6,295,188	11.3%
2017	30	201,842	5.1%	3,069,721	5.5%
2018	20	177,701	4.5%	4,207,706	7.6%
2019	23	363,803	9.2%	5,004,303	9.0%
2020	13	166,159	4.2%	1,933,197	3.5%
2021	19	104,879	2.7%	2,023,510	3.6%
2022	39	1,296,621	32.7%	17,010,303	30.7%
2023	12	480,309	12.1%	2,312,762	4.2%
2024	25	194,209	4.9%	3,982,194	7.2%
2025	5	76,691	1.9%	1,636,358	3.0%
Thereafter	18	304,965	7.7%	7,994,627	14.4%
Totals	241	3,960,346	100.0%	$55,469,869	100.0%

(1)	Includes month-to-month leases. As of October 31, 2015, month-to-month leases accounted for 309,255 square feet of which 286,854 square feet were located in five senior housing facilities in Wyoming.
(2)	Assuming that none of the tenants exercise renewal or termination options, and including leases renewed prior to expiration. Also excludes 99,535 square feet of space occupied by us.
(3)	Annualized Base Rent is monthly scheduled rent as of October 1, 2015, multiplied by 12.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
10 LARGEST COMMERCIAL TENANTS – BASED ON ANNUALIZED BASE RENT(1)
as of October 31, 2015

Tenant	Number of Properties	Average Remaining Lease Term in Months	% of Total Commercial Segments’ Minimum Rents		Aggregate Rentable Square Feet	% of Aggregate Occupied Square Feet
Affiliates of Edgewood Vista	33	59	23.5	%(2)	1,521,147	38.4%
Fairview Health Services	9	33	6.4%		261,411	6.6%
St. Luke’s Hospital of Duluth, Inc.	6	45	5.6%		198,775	5.0%
Applied Underwriters	3	16	4.0%		141,724	3.6%
PrairieCare Medical LLC	2	156	3.6%		100,292	2.5%
HealthEast Care System	1	40	2.8%		114,316	2.9%
Nebraska Orthopaedic Hospital(3)	1	161	2.2%		61,758	1.6%
Affiliates of Siemens USA (NYSE: SI)	1	12	1.8%		78,360	2.0%
Quality Manufacturing Corp	1	87	1.6%		427,798	10.8%
Ascension Healt	1	92	1.4%		61,820	1.6%
Total/Weighted Average		50	52.9%		2,967,401	75.0%

(1)	See Definitions on page 32.
(2)	If held for sale properties were excluded, Affiliates of Edgewood Vista percentage of total commercial segments’ minimum rents as of October 1, 2015 would be 29.0%.
(3)	The tenant in the Nebraska Orthopaedic Hospital property has exercised its option to purchase the property. However, we can give no assurance if or when the sale of the property will be completed.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
COMMERCIAL LEASE EXPIRATIONS
 as of October 31, 2015

	(dollars in thousands except average rental rates)
Fiscal Year	Number of Leases	Rentable Square Feet(1)	% of Rentable Square Feet	Annualized Rent(2)	Average Rental Rate	% of Annualized Base Rent
Healthcare
2016(remainder)(3)	36	398,092	13.6%	$5,244	$13.17	10.4%
2017	29	132,242	4.5%	2,696	20.39	5.4%
2018	19	167,999	5.7%	4,152	24.71	8.2%
2019	17	206,208	7.0%	4,212	20.43	8.4%
2020	12	64,592	2.3%	1,336	20.68	2.7%
2021 and thereafter	112	1,960,375	66.9%	32,739	16.70	64.9%
	225	2,929,508	100.0%	$50,379	$17.20	100.0%

Industrial
2016(remainder)(4)	1	195,075	18.9%	$1,051	$5.39	20.6%
2017	1	69,600	6.8%	374	5.37	7.4%
2018	1	9,702	0.9%	56	5.77	1.1%
2019	6	157,595	15.3%	792	5.03	15.6%
2020	1	101,567	9.9%	597	5.88	11.7%
2021 and thereafter	6	497,299	48.2%	2,221	4.47	43.6%
	16	1,030,838	100.0%	$5,091	$4.94	100.0%

Total
2016(remainder)(5)	37	593,167	15.0%	$6,295	$10.61	11.3%
2017	30	201,842	5.0%	3,070	15.21	5.5%
2018	20	177,701	4.5%	4,208	23.68	7.7%
2019	23	363,803	9.2%	5,004	13.75	9.0%
20120	13	166,159	4.2%	1,933	11.63	3.5%
2021 and thereafter	118	2,457,674	62.1%	34,960	14.22	63.0%
	241	3,960,346	100.0%	$55,470	$14.01	100.0%

(1)	Excludes 99,535 square feet of space occupied by us, of which 98,174 square feet is income producing real estate operated within a Taxable REIT Subsidiary.
(2)	Annualized Base Rent is monthly scheduled rent as of October 1, 2015 (cash basis), multiplied by 12.
(3)	Includes month-to-month leases. As of October 31, 2015 month-to-month leases accounted for 309,255 square feet.
(4)	The industrial segment has no month-to-month leases in place as of October 31, 2015.
(5)	Includes month-to-month leases. As of October 31, 2015 month-to-month leases accounted for 309,255 square feet.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FISCAL 2015 ACQUISITIONS AND DEVELOPMENT SUMMARY
as of October 31, 2015
(dollars in thousands)

Acquisitions

Property	Location	Segment	Acquisition Date	Square Feet/Units	Occupancy At Acquisition	October 31, 2015 Occupancy	Acquisition Cost
Lakeside Medical Plaza	Omaha, NE	Healthcare	August 20, 2015	27,819	100%	100%	$6,500
Gardens	Grand Forks, ND	Multifamily	September 10, 2015	74	36.5%	58.1%	9,250
GrandeVille at Cascade Lake	Rochester, MN	Multifamily	October 29, 2015	276	100%	100%	56,000
			Total Square Feet	27,819			$71,750
			Total Units	350

Developments Placed in Service

Property(1)	Location	Segment	Date Placed in Service	Rentable Square Feet/Units	Occupancy At Date Placed in Service	October 31, 2015 Occupancy	Development Cost
Chateau II	Minot, ND	Multifamily	June 1, 2015	72	27.8%	77.8%	$14,641
Edina 6565 France SMC III(2)	Edina, MN	Healthcare	June 1, 2015	57,624	24.5%	24.5%	32,495
Renaissance Heights(3)	Williston, ND	Multifamily	July 27, 2015	288	42.4%	40.3%	62,520
PrairieCare Medical	Brooklyn Park, MN	Healthcare	September 8, 2015	70,756	100%	100%	24,709
Minot Southgate Retail	Minot, ND	Other	October 1, 2015	7,963	0%	0%	2,622
			Total Square Feet	136,343			$136,987
			Total Units	360

(1)	Development projects that are placed in service in phases are excluded from this table until the entire project has been placed in service. See Development In Progress Summary for additional information on the Deer Ridge, 71 France and Cardinal Point projects, which were partially placed in service during the three months ended October 31, 2015.
(2)	Anticipated total cost includes estimated tenant improvement costs that have not been incurred as of October 31, 2015.
(3)	We are currently an approximately 70.0% partner in the joint venture entity constructing this project; the anticipated total cost amount given is the total cost to the joint venture entity.

Developments in Progress

					(in thousands)		(in fiscal years)
Project Name and Location	Location	Planned Segment	Rentable Square Feet or Number of Units	Percentage Leased or Committed	Anticipated Total Cost(3)	Costs as of October 31, 2015	Anticipated Construction Completion
Deer Ridge	Jamestown, ND	Multifamily	163 units	17.8%	$24,519	$23,830	3Q 2016
Cardinal Point(4)	Grand Forks, ND	Multifamily	251 units	19.1%	44,402	40,361	4Q 2016
71 France(5)	Edina, MN	Multifamily	241 units	20.8%	73,290	64,006	1Q 2017
Monticello Crossings	Monticello, MN	Multifamily	202 units	0%	31,784	5,305	2Q 2017
Other		n/a	n/a	n/a	n/a	3,095	n/a
					$173,995	$136,597

(4)	Includes costs related to development projects that are placed in service in phases (Deer Ridge - $14.3 million, 71 France - $21.3 million, Cardinal Point - $11.1 million).
(5)	Anticipated total cost as of October 31, 2015 includes incremental cost increase due to the replacement of the project’s original general contractor.
(6)	The project will be constructed in three phases by a joint venture entity in which we have an approximately 52.6% interest. The anticipated total cost amount given is the total cost to the joint venture entity. The anticipated total cost includes approximately 21,772 square feet of retail space.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
ACQUISITIONS AND DEVELOPMENT LIQUIDITY PROFILE
as of October 31, 2015
(in millions)

Sources of Liquidity		Liquidity Needs
Liquidity Source	Amount	Liquidity Need	Amount
Cash on balance sheet as of 10/31/15(1)	$55	Development	$54
Line of credit availability(2)	$82
Disposition proceeds(3)	$3
Construction loan proceeds	$70
Total Potential Liquidity	$210	Total Liquidity Needs	$54
Excess Liquidity / (Need)	$156

Capital Sources
Six Months Ended 10/31/15		FY2015
Capital Source	Proceeds Generated	Capital Source	Proceeds Generated
Sale of common shares under dividend reinvestment and share purchase plan	$1	Sale of common shares under dividend reinvestment and share purchase plan	$49
Proceeds from sales of real estate and discontinued operations	$371	Proceeds from sales of real estate and discontinued operations	$74
Total Capital Generated	$372	Total Capital Generated	$123

(1)	Includes compensating balances of $14 million.
(2)	Line of credit of $100 million less $18 million drawn as of 10/31/15.
(3)
Disposition proceeds consists of $3 million of estimated gross proceeds, less estimated outstanding debt and estimated closing costs of $0  from closed and pending sales for the period from 10/31/15 through 12/10/15. No assurances can be given that pending transactions will be completed on terms currently proposed, or at all.

Definitions
October 31, 2015

Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, gain/loss on sale of real estate and other investments, impairment of real estate investments, gain/loss on extinguishment of debt and gain/loss from involuntary conversion. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, the cost of debt, or non-operating gains and losses. Adjusted EBITDA is a non-GAAP measure. Adjusted EBITDA as calculated by us is not comparable to Adjusted EBITDA reported by other REITs that do not define Adjusted EBITDA exactly as we do.

Adjusted funds from operations (AFFO) is calculated by subtracting from Funds from operations (FFO) (1) tenant improvements and leasing costs at same-store properties, and recurring capital expenditures that are capitalized and amortized and are necessary to maintain our properties and revenue stream and (2) straight line rents, then adding (3) non-real estate depreciation and amortization and (4) share-based compensation expense. We may also adjust FFO for certain unusual non-recurring items that do not produce cash available for distribution to shareholders or are otherwise not representative of our ongoing operating performance. Our calculation subtracts from FFO leasing commissions and tenant improvements at same-store properties only, since we consider tenant improvement and leasing cost levels at non-same-store properties unrepresentative of expected levels at same-store properties. Previously-reported AFFO amounts are not revised for changes in the composition of the same-store properties pool. AFFO is included herein because we consider it to be a measure of a REIT's ability to incur and service debt and to pay distributions to its shareholders. AFFO is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

Debt service coverage ratio is computed by dividing Adjusted EBITDA by interest expense and principal amortization.

Funds from operations (FFO) - The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO as “net income (computed in accordance with generally accepted accounting principles, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization, and adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.” In addition, in October 2011 NAREIT clarified its computation of FFO to exclude impairment charges for all periods presented. FFO is a non-GAAP measure.  We consider FFO, which is a standard supplemental measure for equity real estate investment trusts, helpful to investors because it facilitates an understanding of the operating performance of properties without giving effect to impairment write-downs and to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes predictably over time.  Since real estate values instead historically rise or fall with market conditions, we believe that FFO provides investors and management with a more accurate indication of our financial and operating results.

Net Operating Income (NOI) is total real estate revenues and gain on involuntary conversion less real estate expenses (which consist of utilities, maintenance, real estate taxes, insurance and property management expenses).  We believe that NOI is an important supplemental measure of operating performance for a REIT’s operating real estate because it provides a measure of core operations that is unaffected by depreciation, amortization, financing and general and administrative expense. NOI does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income, net income available for common shareholders or cash flow from operating activities as a measure of financial performance.

Payout ratio (FFO per share and unit basis) - The ratio of the current quarterly or annual distribution rate per common share and unit divided by quarterly or annual FFO per share and unit.

Ratio of earnings to fixed charges - The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations plus fixed charges and preferred distributions, less adjustments for noncontrolling interests - consolidated real estate entities, capitalized interest and preferred distributions. Fixed charges consist of mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest.

Ratio of earnings to combined fixed charges and preferred distributions - The ratio of earnings to combined fixed charges and preferred distributions is computed by dividing earnings by combined fixed charges and preferred distributions. For this purpose, earnings consist of income from continuing operations plus fixed charges and preferred distributions, less adjustments for noncontrolling interests - consolidated real estate entities, capitalized interest and preferred distributions. Combined fixed charges and preferred distributions consist of fixed charges (mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest) and preferred distributions.

Recurring capital expenditures are expenditures (excluding capital expenditures recoverable from tenants and capital expenditures at properties sold during the period) made on a regular or recurring basis to maintain a property’s competitive position within its market, generally with a depreciable life of 5 to 12 years, but excluding (a) capital expenditures made in the year of acquisition and in subsequent periods until the property is classified as same-store (i.e., excluding capital expenditures on non-same-store properties), (b) improvements associated with the expansion or re-development of a building, (c) renovations to a building which change the underlying classification of the building (for example, from industrial to office or Class C office to Class A office) or (d) capital improvements that represent the addition of something new to a property, rather than the replacement of an existing item.

Scheduled rent revenue is the total possible revenue from all leasable units and square footage, with occupied space valued at contract rates pursuant to leases and vacant units or square footage at market rates.

Same-store properties are properties owned or in service for the entirety of the periods being compared (except for properties for which significant redevelopment or expansion occurred during either of the periods being compared, and properties sold or classified as held for sale), and, in the case of development or re-development properties, which have achieved a target level of occupancy of 90% for multifamily properties and 85% for office, healthcare, industrial and retail properties.

US GAAP – Accounting principles generally accepted in the United States of America.